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                                                                Exhibit 10.27(2)



                         SECOND AMENDMENT TO INDEPENDENT
                              CONTRACTOR AGREEMENT

         This Second Amendment to Independent Contractor Agreement (the "Amendment") is entered into as of the 30th day of September, 1999, by and between JORE CORPORATION, a Montana corporation (the "Company") and THOMAS E. MAHONEY, a resident of the State of Connecticut ("Contractor"), with reference to the following facts:

                                    RECITALS

         A. The Company and Contractor entered into that certain Independent Contractor Agreement, effective as of June 3, 1999, which was amended effective July 23, 1999 (the "Agreement").

         B. The Company and Contractor desire to amend the Agreement by this Amendment.

         IN CONSIDERATION OF THE MUTUAL PROMISES set forth in this Amendment and in the Agreement, the Company and Contractor hereby amend the Agreement as follows:

         1. Section 5.1 of the Agreement is hereby deleted in its entirety and replaced with the following new Section 5.1:

                  5.1 The term of this Agreement shall be from November 1, 1999 through October 31, 2000. Upon expiration of the term, the Company shall have the option to renew this Agreement for additional one-year period(s).

         2. All other terms of the Agreement shall remain in full force and effect.


JORE CORPORATION                            CONTRACTOR



_____________________________               ________________________________
By:  Matt Jore                              Thomas E. Mahoney
Its:  President